CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Markus R. Ernst, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 , that:

(1)	the quarterly report on Form 10-Q/A (Amendment No. 1) of GBS Enterprises Incorporated for the fiscal quarter ended September 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GBS Enterprises Incorporated.

Date: May 15, 2014	/s/ MARKUS R. ERNST
Markus R. Ernst
Chief Financial Officer
(Principal Financial and Accounting Officer)